 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2006

TXP CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-27795	88-0443110
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1299 Commerce Drive, Richardson, TX 75081
(Address of principal executive offices) (zip code)

(214) 575-9300
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 22, 2006, Salberg & Company, P.A., the independent registered public accounting firm of Stock Market Solutions, Inc. prior to the merger transaction with Texas Prototypes, Inc. (the "Former Accountant") was terminated by us as the auditors upon the completion of the Stock Market Solutions, Inc. filing of the March 31, 2006 Form 10-QSB on May 22, 2006. On April 28, 2006, Payne, Falkner, Smith and Jones, P.C. (the "New Accountant") was engaged as our independent registered public accountant for our surviving company. Our decision to engage the New Accountant was approved by our Board of Directors on April 28, 2006.

The reports of the Former Accountant on the financial statements for Stock Market Solutions for the fiscal years ending December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except that that there was an explanatory paragraph describing conditions regarding Stock Market Solutions, Inc ability to continue as a going concern.

During the fiscal years of Stock Market Solutions ending December 31, 2005 and 2004 and the subsequent interim period through the date of termination, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

During the fiscal years of Stock Market Solutions ending December 31, 2005 and 2004 and the subsequent interim period through the date of termination, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

We did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, both completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues.

We have requested that the Former Accountant furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
16.1	Letter from Former Accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXP CORPORATION

Dated: December 19, 2006	By:	/s/ Michael Shores
Name: Michael Shores Title: Chief Executive Officer